UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 26, 2016
XL GROUP LTD
(Exact name of registrant as specified in its charter)

Bermuda	1-10804	98-1304974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, One Bermudiana Road, Hamilton, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:  (441) 292-8515

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    XL Group Ltd (the “Company”) announced today that Mr. Paul Brand, currently Executive Vice President, Chair of the Insurance Leadership Team and Chief Underwriting Officer, Insurance of the Company, has decided to accept a change of role, becoming the leader of a new internal innovation team, Accelerate, effective January 1, 2017. The Company’s press release announcing this and other senior role changes is attached as Exhibit 99.1 hereto and incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following are filed herewith:

Exhibit No.	Description
99.1	Press Release ("XL Group Announces Realigned P&C Operating Model and Related Senior Role Changes"), dated October 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XL Group Ltd
Date: October 26, 2016	By:	/s/ Kirstin Gould
Name: Kirstin Gould Title: General Counsel and Secretary